UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 22, 2021 (September 30, 2021)

(Date of Report (date of earliest event reported)

ESS TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

(855) 423-9920

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	GWH.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of ESS Tech, Inc., a Delaware corporation (the “Company”), filed on October 15, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Merger (as defined in the Original Report).

This Amendment No. 1 is being filed in order to include (a) the unaudited condensed financial statements of ESS Tech Subsidiary, Inc., f/k/a ESS Tech, Inc., a Delaware corporation (“Legacy ESS”), as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020, (b) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy ESS for the three and nine months ended September 30, 2021 and 2020, and (c) the unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Legacy ESS, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference into this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed financial statements of Legacy ESS as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy ESS for the three and nine months ended September 30, 2021 and 2020.

(b) Pro forma financial information.

Certain unaudited pro forma condensed combined financial information for the Company as of September 30, 2021 and for the nine months ended September 30, 2021 and the year ended December 31, 2020 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Condensed Financial Statements of Legacy ESS as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Legacy ESS for the three and nine months ended September 30, 2021 and 2020.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020.

104	Cover Page Interactive Data File.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 22, 2021

ESS TECH, INC.

By:	/s/ Eric Dresselhuys
Name: Eric Dresselhuys
Title: Chief Executive Officer